UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 27, 2005

                             Dynacq Healthcare, Inc.
             (Exact name of registrant as specified in its charter)


           Delaware                      000-21574              76-0375477
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
incorporation or organization)                              Identification No.)


                       10304 Interstate 10 East, Suite 369
                              Houston, Texas 77029
              (Address of principal executive offices and zip code)


                                 (713) 378-2000
              (Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01          Other Events.

         In a press release issued on September 27, 2005, the Company announced that none of its facilities in Texas or Louisiana were adversely affected by either Hurricane Katrina or Hurricane Rita. The Company's Pasadena Facility and West Houston Facility were closed from Thursday through Sunday, but reopened on Monday, September 26, 2005, and had less than $10,000 in damage as a result of Hurricane Rita. The Baton Rouge Facility in Louisiana had no damage from either hurricane but experienced minor telephone disruption during Hurricane Katrina. The Garland Facility had no damage and has been in continuous operations through both Hurricanes Katrina and Rita.

         A copy of the press release issued September 27, 2005 is attached as
Exhibit 99.1 to this Form 8-K.

Item 9.01          Financial Statements and Exhibits

         (c) Exhibits.

Exhibit Number               Description
-------------                -----------
*Exhibit 99.1                Press Release dated September 27, 2005.

----------------
* Filed herewith



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     Dynacq Healthcare, Inc.


                                                     By:   /s/ Philip S. Chan
                                                     ------------------------
                                                     Philip S. Chan
                                                     Chief Financial Officer


Date:  September 28, 2005.

                                 Exhibit Index

 Exhibit Number              Description
---------------              -----------
*Exhibit 99.1                Press Release dated September 27, 2005.

----------------
* Filed herewith